Exhibit 99.1

For Immediate Release March 8, 2018	Contact: Richard Schmaeling Executive Vice President and CFO, Entercom (610) 660-5686 Richard.Schmaeling@entercom.com

ENTERCOM COMMUNICATIONS CORP.

REPORTS FOURTH QUARTER RESULTS AND

ANNOUNCES FIRST QUARTER DIVIDEND

Bala Cynwyd, PA—Entercom Communications Corp. (NYSE: ETM) today reported financial results for the quarter ended December 31, 2017. Fourth quarter 2017 results included CBS Radio beginning on November 17th when the merger closed.

Highlights

•	The Company completed its merger with CBS Radio on November 17, 2017 and issued 101,407,494 Class A shares to former shareholders of CBS Corporation who participated in the exchange

•	Net revenues for the quarter were $246.6 million, compared to $124.6 million in the fourth quarter of 2016

•	Operating income for the quarter was a loss of $2.3 million, which was negatively impacted by $36.0 million of merger, restructuring, impairment and financing costs. This compared to operating income of $30.0 million in the fourth quarter of 2016

•	Net income per diluted share for the quarter, which reflects the benefit of the recent tax reform legislation, was $2.58, compared to net income per share of $0.27 in the fourth quarter of 2016

•	Adjusted EBITDA for the quarter was $45.0 million, compared to $35.2 million in the fourth quarter of 2016

David J. Field, President and Chief Executive Officer, stated: “We are making excellent progress toward our goals of capitalizing on our transformational merger and building a truly outstanding media and entertainment company. As the country’s #1 creator of live, original, local audio content and with a premier collection of outstanding local radio stations, digital platforms and live events, we have the scale and capabilities to compete more effectively with other media for a larger share of ad dollars. We are off to a great start executing our game plan with important achievements in a number of areas including building a best-in-class leadership team and culture, growing our brands and ratings, executing our synergies, launching new sales tools and advocacy, and much more. We are very pleased with our progress and more excited than ever about the needle-moving opportunities ahead.”

Additional Information

During the fourth quarter the Company repurchased 932,600 shares of its Class A common stock for $10.7 million. The Company purchased an additional 1,833,200 shares to date during the first quarter of 2018 for $19.3 million, bringing its aggregate purchases under its recently announced share repurchase program to 2,765,800 shares for a total of $30 million and at an average price per share of $10.85. As of today, the Company has $70 million remaining on its share repurchase authorization.

On February 23, the Company announced a definitive agreement to acquire two radio stations in St. Louis, Missouri from Emmis Communications Corporation for $15 million in cash. The transaction includes FM News Talk 97.1 FM (KFTK) and NOW 96.3 (KNOU-FM) and is subject to FCC approval. The acquisition provides Entercom with a growing position in the St. Louis market while strengthening the Company’s existing portfolio that includes 102.5 KEZK (KEZK-FM), News Radio 1120 KMOX (KMOX-AM) and Y98 (KYKY-FM). The Company began operating the stations under local marketing agreements on March 1 and the transaction is expected to close in the second quarter of 2018.

During the fourth quarter, the Company completed the sale of stations in Los Angeles, San Diego and Wilkes-Barre, PA to Educational Media Foundation. The divestitures were made to comply with FCC ownership limitations in those markets. The Company also completed its previously announced station exchanges with Beasley Broadcast Group and iHeart Media that were entered into as a result of the U.S. Department of Justice Antitrust Division’s review of the merger. As a result, the Company recognized a $1.3 million net gain on the sale of assets in the quarter. Bonneville International Corporation continues to operate stations in San Francisco and Sacramento that are being held separate through a divestiture trust under a local marketing agreement.

During the fourth quarter, the Company amended and repriced its credit facility, lowering its borrowing costs by 0.50% on both its term loan and revolving credit facility which will generate approximately $7 million in annual interest savings based on year end debt balances. The Company also extended the maturity of its credit facility by one year, with the revolving credit facility now maturing in November 2022 and the term loan maturing in November 2024. The Company also amended the terms of the indenture governing its senior notes to modify certain terms of that agreement. As a result, the fourth quarter included $2.2 million of refinancing related expenses. The Company also recorded a $4.1 million loss on the early extinguishment of debt related to the refinancing of the Company’s pre-merger debt and preferred stock.

Today the Company announced that its Board of Directors has approved a quarterly dividend on the Company’s stock of $0.09 per share. The dividend is payable on March 28, 2018 to shareholders of record as of the close of business on March 14, 2018.

As of December 31, 2017, the Company had outstanding $1,473 million of senior debt under its credit facilities and $400 million in senior notes (both amounts exclude unamortized premium from purchase price accounting). In addition, the Company had $34.2 million in cash on hand.

Earnings Conference Call and Company Information

Entercom will hold a conference call regarding the quarterly earnings release on Thursday March 8, 2018 at 10:00 AM Eastern Time and will conduct “live Q&A” following its prepared remarks. The public may access the conference call by dialing 888-889-0278 (passcode: Entercom). A replay of the conference call will be available and can be accessed either by dialing 800-846-5456 or by visiting the Company’s website: www.entercom.com. Additional information is available on the Company’s website at www.entercom.com.

Certain Definitions

All references to per share data, unless stated otherwise, are presented as per diluted share. All references to shares outstanding, unless stated otherwise, are presented to exclude unvested restricted stock units. All references to net debt are outstanding debt net of cash on hand.

Station expenses consist of station operating expenses excluding non-cash compensation expense.

Corporate expenses consist of corporate general and administrative expenses excluding non-cash compensation expense.

Station Operating Income consists of operating income (loss) before: depreciation and amortization; time brokerage agreement fees (income); corporate general and administrative expenses; non-cash compensation expense (which is otherwise included in station operating expenses); impairment loss; merger and acquisition costs, other expenses related to the refinancing and non-recurring expenses recognized for restructuring charges or similar costs, including transition and integration costs; and gain or loss on sale or disposition of assets.

Adjusted EBITDA consists of net income (loss) available to common shareholders, adjusted to exclude: income taxes (benefit); income from discontinued operations, net of income taxes or benefit; total other income or expense; net interest expense; depreciation and amortization; time brokerage agreement fees (income); non-cash compensation expense (which is otherwise included in station operating expenses and corporate G&A expenses); other expenses related to the refinancing; impairment loss, merger and acquisition costs, preferred stock dividends and non-recurring expense recognized for restructuring charges or similar costs, including transition and integration costs, and gain or loss on sale or disposition of assets.

Adjusted Free Cash Flow consists of operating income (loss): (i) plus depreciation and amortization; net (gain) loss on sale or disposal of assets; non-cash compensation expense (which is otherwise included in station operating expenses and corporate general and administrative expenses); impairment loss; merger and acquisition costs; other expenses related to the refinancing; other income and non-recurring expenses recognized for restructuring charges or similar costs, including transition and integration costs; income from discontinued operations (excluding income taxes or tax benefit); and (ii) less net interest expense (excluding amortization of deferred financing costs or debt premium), preferred stock dividends, taxes paid, capital expenditures and amortizable intangibles.

Adjusted Net Income (Loss) consists of net income (loss) available to common shareholders adjusted to exclude: (i) income taxes (benefit) as reported, including income taxes otherwise included in income from discontinued operations; (ii) gain/loss on sale of assets, derivative instruments and investments; (iii) non-cash compensation expense; (iv) other income; (v) impairment loss; (vi) merger and acquisition costs, other expenses related to the refinancing, loss on extinguishment of debt and non-recurring expenses recognized for restructuring charges or similar costs, including transition and integration costs; and (vii) gain/loss on early extinguishment of debt. For purposes of comparability, income taxes are reflected at the expected statutory federal and state income tax rate of 40% without discrete items of tax.

Adjusted Net Income Per Share includes any dilutive equivalent shares when not anti-dilutive. Convertible Preferred Stock is treated as if it never converted for the purposes of Adjusted Net Income Per Share.

Non-GAAP Financial Measures

It is important to note that station operating income, station expense, corporate expense, same station net revenues, Adjusted EBITDA, Adjusted Net Income, Adjusted Net Income Per Share and Adjusted Free Cash Flow are not measures of performance or liquidity calculated in accordance with generally accepted accounting principles (“GAAP”). Management believes that these measures are useful as a way to evaluate the Company and the means for management to evaluate our radio stations’ performance and operations. Management believes that these measures are useful to an investor in evaluating our performance because they are widely used in the broadcast industry as a measure of a radio company’s operating performance.

Certain adjusted non-GAAP financial measures are presented in this release (e.g., Adjusted Net Income and Adjusted Net Income Per Share). The adjustments exclude gain/loss on sale of assets, derivative instruments, and investments; non-cash compensation expense, other income, impairment loss, merger and acquisition costs, other expenses related to the refinancing, and gain/loss on early extinguishment of debt and non-recurring expenses recognized for restructuring charges or similar costs, including transition and integration costs. For purposes of comparability income taxes are reflected at the expected federal and state income tax rate of 40% without adjustment for discrete tax adjustments.

Management believes these adjusted non-GAAP measures provide useful information to Management and investors by excluding certain income, expenses and gains and losses that may not be indicative of the Company’s core operating and financial results. Similarly, Management believes these adjusted measures are a useful performance measure because certain items included in the calculation of net income (loss) may either mask or exaggerate trends in the Company’s ongoing operating performance. Further, the reconciliations corresponding to these adjusted measures, by identifying the individual adjustments, provide a useful mechanism for investors to consider these adjusted measures with some or all of the identified adjustments.

Management uses these non-GAAP financial measures on an ongoing basis to help track and assess the Company’s financial performance. You, however, should not consider non-GAAP measures in isolation or as substitutes for net income (loss), operating income, or any other measure for determining our operating performance that is calculated in accordance with generally accepted accounting principles. These non-GAAP measures are not necessarily comparable to similarly titled measures employed by other companies. The accompanying financial tables provide reconciliations to the nearest GAAP measure of all non-GAAP measures provided in this release.

Note Regarding Forward-Looking Statements

The information in this news release is being widely disseminated in accordance with the Securities and Exchange Commission’s Regulation FD.

This news announcement contains certain forward-looking statements that are based upon current expectations and certain unaudited pro forma information that is presented for illustrative purposes only and involves certain risks and uncertainties within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Additional information and key risks are described in the Company’s filings on Forms S-4, 8-K, 10-Q and 10-K with the Securities and Exchange Commission. Readers should note that these statements might be impacted by several factors including changes in the economic and regulatory climate and the business of radio broadcasting, in general. The unaudited pro forma information and same station operating data reflect adjustments and are presented for comparative purposes only and do not purport to be indicative of what has occurred or indicative of future operating results or financial position. Accordingly, the Company’s actual performance may differ materially from those stated or implied herein. The Company assumes no obligation to publicly update or revise any unaudited pro forma or forward-looking statements.

About Entercom Communications Corp.

Entercom Communications Corp. (NYSE: ETM) is a leading American media and entertainment company reaching and engaging over 100 million people each week through its premier collection of highly rated, award winning radio stations, digital platforms and live events. As one of the country’s two largest radio broadcasters, Entercom offers integrated marketing solutions and delivers the power of local connection on a national scale with coverage of close to 90% of persons 12+ in the top 50 markets. Entercom is the #1 creator of live, original, local audio content and the nation’s unrivaled leader in news and sports radio. Learn more about Philadelphia-based Entercom at www.entercom.com, Facebook and Twitter (@Entercom).

ENTERCOM COMMUNICATIONS CORP.

FINANCIAL DATA

(amounts in thousands, except per share data)

(unaudited)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2017	2016	2017	2016
STATEMENTS OF OPERATIONS
Net Revenues	$246,614	$124,550	$592,884	$464,771

Station Expenses	186,754	82,428	441,839	321,908
Station Expense - Non-Cash Compensation	736	400	1,673	1,362
Corporate Expenses	14,902	6,962	39,986	28,152
Corporate Expenses - Non-Cash Compensation	4,181	1,478	7,873	5,176
Depreciation And Amortization	7,478	2,341	15,546	9,793
Time Brokerage Agreement Expense (Income)	96	417	130	417
Merger And Acquisition Costs	16,388	38	41,313	708
Impairment Loss	511	192	952	254
Restructuring And Transition Services Costs	16,922	—	16,922	—
Other Expenses Related To Refinancing	2,213	565	2,213	565
Net (Gain) Loss On Sale Or Disposition of Assets	(1,302)	(311)	11,853	(1,621)

Total Operating Expenses	248,879	94,510	580,300	366,714

Operating Income	(2,265)	30,040	12,584	98,057

Net Interest Expense	13,935	9,086	32,521	36,639
Other (Income) Expense	—	—	—	(2,299)
Loss On Early Extinguishment Of Debt	4,135	10,858	4,135	10,858

Income (Loss) Before Income Taxes	(20,335)	10,096	(24,072)	52,859
Income Taxes (Benefit)	(252,164)	(1,303)	(257,085)	14,794

Net Income Available To The Company - Continuing Operations	231,829	11,399	233,013	38,065
Preferred Stock Dividend	252	550	2,015	1,901

Net Income Available To Common Shareholders - Continuing Operations	231,577	10,849	230,998	36,164
Income From Discontinued Operations, Net Of Income Taxes	836	—	836	—

Net Income Available To Common Shareholders	$232,413	$10,849	$231,834	$36,164

Net Income From Continuing Operations Available To Common Shareholders - Basic	$2.62	$0.28	$4.49	$0.94

Net Income From Continuing Operations Available To Common Shareholders - Diluted	$2.58	$0.27	$4.37	$0.91

Dividends Declared And Paid Per Common Share	$0.09	$0.075	$0.515	$0.225

Weighted Common Shares Outstanding - Basic	88,309	38,561	51,393	38,500

Weighted Common Shares Outstanding - Diluted	89,887	39,800	52,885	39,568

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Capital Expenditures	$8,474	$3,020	$20,530	$7,336
Amortizable Intangibles	$—	$52	$663	$240
Income Taxes Paid	$1,678	$42	$2,030	$381
Cash Dividends On Common Stock Declared And Paid	$12,746	$2,894	$29,296	$8,666
Cash Dividends On Preferred Stock Declared And Paid	$924	$550	$2,574	$1,788

SELECTED BALANCE SHEET DATA
	December 31,
	2017	2016
Cash and Cash Equivalents (Excludes Cash From Variable Interest Entity)	$34,167	$46,541
Senior Debt - Term B-1 Loan (Includes Current Portion)	$1,330,000	$480,000
Senior Debt - Revolver (Includes Current Portion)	$143,000	$—
Senior Notes	$400,000	$—
Perpetual Cumulative Convertible Preferred Stock	$—	$27,732
Total Shareholders’ Equity	$1,764,360	$393,374

OTHER FINANCIAL DATA

	Three Months Ended		Year Ended
	December 31,		December 31,
	2017	2016	2017	2016
Reconciliation Of GAAP Station Operating Expenses To Station Expenses
Station Operating Expenses	$187,490	$82,828	$443,512	$323,270
Station Expenses - Non-Cash Compensation	(736)	(400)	(1,673)	(1,362)

Station Expenses	$186,754	$82,428	$441,839	$321,908

Reconciliation Of GAAP Corporate General & Administrative Expenses To Corporate Expenses
Corporate General & Administrative Expenses	$19,083	$8,440	$47,859	$33,328
Corporate Expenses - Non-Cash Compensation	(4,181)	(1,478)	(7,873)	(5,176)

Corporate Expenses	$14,902	$6,962	$39,986	$28,152

Reconciliation Of GAAP Operating Income To Station Operating Income (Loss)
Operating Income (Loss)	$(2,265)	$30,040	$12,584	$98,057
Corporate Expenses	14,902	6,962	39,986	28,152
Corporate Expenses - Non-Cash Compensation	4,181	1,478	7,873	5,176
Station Expenses - Non-Cash Compensation	736	400	1,673	1,362
Depreciation And Amortization	7,478	2,341	15,546	9,793
Merger And Acquisition Costs	16,388	38	41,313	708
Restructuring And Transition Services Costs	16,922	—	16,922	—
Impairment Loss	511	192	952	254
Other Expenses Related To Refinancing	2,213	565	2,213	565
Time Brokerage Agreement Expense	96	417	130	417
Net (Gain) Loss On Sale Or Disposition of Assets	(1,302)	(311)	11,853	(1,621)

Station Operating Income	$59,860	$42,122	$151,045	$142,863

Reconciliation Of GAAP Net Income Available To Common Shareholders To Adjusted EBITDA
Net Income Available To Common Shareholders	$232,413	$10,849	$231,834	$36,164
Income Taxes (Benefit)	(252,164)	(1,303)	(257,085)	14,794
Income From Discontinued Operations, Net Of Income Taxes	(836)	—	(836)	—
Net Interest Expense	13,935	9,086	32,521	36,639
Other (Income) Expense	—	—	—	(2,299)
Corporate Expenses - Non-Cash Compensation	4,181	1,478	7,873	5,176
Station Expenses - Non-Cash Compensation	736	400	1,673	1,362
Depreciation And Amortization	7,478	2,341	15,546	9,793
Time Brokerage Agreement Expense	96	417	130	417
Preferred Stock Dividend	252	550	2,015	1,901
Merger And Acquisition Costs	16,388	38	41,313	708
Restructuring And Transition Services Costs	16,922	—	16,922	—
Transition Costs Otherwise Included In Corporate Expenses	—	—	1,419	—
Impairment Loss	511	192	952	254
Other Expenses Related To Refinancing	2,213	565	2,213	565
Loss On Early Extinguishment Of Debt	4,135	10,858	4,135	10,858
Net (Gain) Loss On Sale Or Disposition of Assets	(1,302)	(311)	11,853	(1,621)

Adjusted EBITDA	$44,958	$35,160	$112,478	$114,711

Reconciliation Of GAAP Operating Income (Loss) To Adjusted EBITDA
Operating Income (Loss)	$(2,265)	$30,040	$12,584	$98,057
Corporate Expenses - Non-Cash Compensation	4,181	1,478	7,873	5,176
Station Expenses - Non-Cash Compensation	736	400	1,673	1,362
Depreciation And Amortization	7,478	2,341	15,546	9,793
Time Brokerage Agreement Expense	96	417	130	417
Merger And Acquisition Costs	16,388	38	41,313	708
Restructuring And Transition Services Costs	16,922	—	16,922	—
Transition Costs Otherwise Included In Corporate Expenses	—	—	1,419	—
Impairment Loss	511	192	952	254
Other Expenses Related To Refinancing	2,213	565	2,213	565
Net (Gain) Loss On Sale Or Disposition of Assets	(1,302)	(311)	11,853	(1,621)

Adjusted EBITDA	$44,958	$35,160	$112,478	$114,711

	Three Months Ended		Year Ended
	December 31,		December 31,
	2017	2016	2017	2016
Reconciliation Of GAAP Net Income Available To Common Shareholders To Adjusted Free Cash Flow
Net Income Available To Common Shareholders	$232,413	$10,849	$231,834	$36,164
Depreciation And Amortization	7,478	2,341	15,546	9,793
Deferred Financing Costs Included In Interest Expense	581	656	2,333	2,585
Amortization Debt Discount Or (Debt Premium) Included In Interest Expense	(962)	32	(962)	312
Non-Cash Compensation Expense	4,917	1,878	9,546	6,538
Merger And Acquisition Costs	16,388	38	41,313	708
Impairment Loss	511	192	952	254
Restructuring And Transition Services Costs	16,922	—	16,922	—
Transition Costs Otherwise Included In Corporate Expenses	—	—	1,419	—
Net (Gain) Loss On Sale Or Disposition of Assets	(1,302)	(311)	11,853	(1,621)
Other Expenses Related To Refinancing	2,213	565	2,213	565
Other Income	—	—	—	(2,299)
Loss On Early Extinguishment Of Debt	4,135	10,858	4,135	10,858
Income Taxes (Benefit)	(252,164)	(1,303)	(257,085)	14,794
Income Taxes Otherwise Included In Income From Discontinued Operations	552	—	552	—
Capital Expenditures	(8,474)	(3,020)	(20,530)	(7,336)
Amortizable Intangibles	—	(52)	(663)	(240)
Income Taxes Paid	(1,678)	(42)	(2,030)	(381)

Adjusted Free Cash Flow	$21,530	$22,681	$57,348	$70,694

Reconciliation Of GAAP Operating Income (Loss) To Adjusted Free Cash Flow
Operating Income (Loss)	$(2,265)	$30,040	$12,584	$98,057
Depreciation and Amortization	7,478	2,341	15,546	9,793
Non-Cash Compensation Expense	4,917	1,878	9,546	6,538
Net Interest Expense, Excluding Deferred Financing Costs And Debt Premium	(14,316)	(8,398)	(31,150)	(33,742)
Preferred Stock Dividend	(252)	(550)	(2,015)	(1,901)
Capital Expenditures	(8,474)	(3,020)	(20,530)	(7,336)
Amortizable Intangibles	—	(52)	(663)	(240)
Merger And Acquisition Costs	16,388	38	41,313	708
Restructuring And Transition Services Costs	16,922	—	16,922	—
Transition Costs Otherwise Included In Corporate Expenses	—	—	1,419	—
Impairment Loss	511	192	952	254
Income From Discontinued Operations, Excluding Income Taxes	1,388	—	1,388	—
Other Expenses Related To Refinancing	2,213	565	2,213	565
Net (Gain) Loss On Sale Or Disposition of Assets	(1,302)	(311)	11,853	(1,621)
Income Taxes Paid	(1,678)	(42)	(2,030)	(381)

Adjusted Free Cash Flow	$21,530	$22,681	$57,348	$70,694

Reconciliation Of GAAP Net Income Available To Common Shareholders To Adjusted Net Income
Net Income Available To Common Shareholders	$232,413	$10,849	$231,834	$36,164
Preferred Stock Dividend	252	550	2,015	1,901
Income Taxes (Benefit)	(252,164)	(1,303)	(257,085)	14,794
Income Taxes Otherwise Included In Income From Discontinued Operations	552	—	552	—
Merger And Acquisition Costs	16,388	38	41,313	708
Transition Costs Otherwise Included In Corporate Expenses	—	—	1,419	—
Other Expenses Related To Refinancing	2,213	565	2,213	565
Impairment Loss	511	192	952	254
Restructuring And Transition Services Costs	16,922	—	16,922	—
Loss On Early Extinguishment Of Debt	4,135	10,858	4,135	10,858
Other Income	—	—	—	(2,299)
Net (Gain) Loss On Sale Or Disposition of Assets	(1,302)	(311)	11,853	(1,621)
Non-Cash Compensation Expense	4,917	1,878	9,546	6,538

Adjusted Income Before Income Taxes	24,837	23,316	65,669	67,862
Income Taxes	9,935	9,326	26,268	27,145

Adjusted Net Income Available To The Company	14,902	13,990	39,401	40,717
Preferred Stock Dividend	252	550	2,015	1,901

Adjusted Net Income	$14,650	$13,440	$37,386	$38,816

Numerator For Purposes Of Computing Adjusted Net Income Per Share - Diluted
Adjusted Net Income	$14,650	$13,440	$37,386	$38,816
Preferred Stock Dividend, Treated As If Preferred Never Converted	—	—	—	—

	$14,650	$13,440	$37,386	$38,816

Weighted Average Diluted Shares Outstanding For Purposes Of Computing Adjusted Net Income Per Share - Diluted
Weighted Common Shares Outstanding - Diluted As Reported	89,887	39,800	52,885	39,568
Preferred Stock Dividend, Treated As If Preferred Never Converted	—	—	—	—

	89,887	39,800	52,885	39,568

Adjusted Net Income Per Share - Diluted	$0.16	$0.34	$0.71	$0.98